UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 14, 2006

                           Community Bank System, Inc.
             (Exact name of registrant as specified in its charter)

Delaware                             001-13695              16-1213679
(State or other jurisdiction         (Commission            (IRS Employer
of incorporation)                    File Number)           Identification No.)

5790 Widewaters Parkway, DeWitt, New York                   13214
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (315) 445-2282

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01 Other Events.

On August 14, 2006, Community Bank System, Inc. (the "Company") announced the completion of its acquisition of ES&L Bancorp, Inc., as contemplated by the Agreement and Plan of Merger, dated as of April 20, 2006, by and among the Company, ESL Acquisition Corp. and ES&L Bancorp, Inc.

Further details are contained in the press release attached hereto as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

         The following Exhibit is filed as an exhibit to this Form 8-K.

      Exhibit No.                          Description
      -----------                          -----------

         99.1 Press Release, dated August 14, 2006, announcing the completion of the merger with ES&L Bancorp, Inc.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            Community Bank System, Inc.

                            By:  /s/ Mark E. Tryniski
                                -----------------------------------------------
                                  Name:  Mark E. Tryniski
                                  Title: President and Chief Executive Officer

Dated: August 16, 2006

                                  EXHIBIT INDEX

      Exhibit No.                     Description
      -----------                     -----------

         99.1          Press Release, dated August 14, 2006, announcing the
                        completion of the merger with ES&L Bancorp, Inc.